PROSPECTUS

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

July 29, 2015

301 West Barbee Chapel Road
Chapel Hill, NC 27517
(919) 933-4004

This Prospectus describes Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”).  The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Fund’s investment adviser.

The Fund’s investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets.  In order to achieve its investment objective, the Fund invests in private funds, including hedge funds, and other pooled investment vehicles (collectively, the “Portfolio Funds”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and in equity securities that augment these strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Fund also invests directly in equity securities that augment its positions in Portfolio Funds, including managing its overall long exposure.  The Fund cannot guarantee that its investment objectives will be achieved or that its portfolio design and risk monitoring strategies will be successful.

Town Hall Capital, LLC (the “Distributor”) acts as the distributor of the shares of beneficial interest of the Fund (“Shares”) on a best efforts basis, subject to various conditions.  Investments in the Fund may be made only by “eligible investors.”  Although the Shares will be registered under the Securities Act of 1933 (the “1933 Act”), only investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the 1933 Act and “qualified client” under the Investment Advisers Act of 1940 (the “Advisers Act”) will be eligible investors.  Eligible investors who subscribe for Shares and are admitted to the Fund by the Advisor will become shareholders (“Shareholders”) of the Fund.

Shares in the Fund are being offered only to investors who are U.S. persons for U.S. federal income tax purposes.

The Fund commenced the public offering of the Shares in 2011 and has publicly offered Shares since that time. The Shares will generally be offered as of the first business day of each calendar month or at such times as may be determined by the Advisor.

Prior to July 1, 2014, the Fund sought to achieve its investment objective by investing all of its investable assets in a separate master fund, Global Equity Long/Short Master Fund (the “Master Fund”), a corresponding closed-end management investment company having the same investment objective as the Fund. The Fund invested in the Master Fund through a master-feeder investment fund structure. The Fund no longer operates under a “master-feeder” structure and instead invests directly in portfolio securities.

Investing in the Fund involves certain risks.  See “General Risks”.

	Per Share		Total
Public Offering Price	$50,000	(1)	$150,000,000
Sales Load	NONE
Proceeds to the Fund	$50,000		$150,000,000

(1)	Shares are offered on a best efforts basis at a price equal to their current net asset value (“NAV”). The $50,000 used in the table above is the minimum initial investment.

Shares will be offered at closings on the first Business Day of each month or at such other times as determined in the discretion of the Board. The minimum initial subscription for shares in the Fund is $50,000 and minimum subsequent subscriptions are $25,000.  The Fund does not require funds received to be placed in escrow, trust or similar arrangement.

The Shares have no history of public trading nor is it intended that the Shares will be listed on a public exchange.

This Prospectus concisely provides information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  You may request a free copy of this Prospectus, Statement of Additional Information (“SAI”), annual and semi-annual reports to Shareholders, and other information about the Fund, and make inquiries by calling (919) 933-4004, by writing to the Fund or by visiting the password-protected website at www.morgancreekcap.com. You are also advised to visit the Fund’s website at www.morgancreekfunds.com. The SAI provides more details about the Fund and its policies.  The SAI is incorporated by reference and is, therefore, legally part of this Prospectus.  Additional information about the Fund and materials incorporated by reference have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.  If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund (the “Agreement and Declaration of Trust”).

The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund.  To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Fund.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is July 29, 2015.

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund.  Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the headings “General Risks” and “Additional Risks”, and the Fund’s Agreement and Declaration of Trust.

The Fund	The Fund is a Delaware statutory trust. Morgan Creek Capital Management, LLC serves as the Fund’s investment adviser.

The Offering
The minimum initial subscription for Shares in the Fund is $50,000 and minimum subsequent subscriptions are $25,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $5,000.  The Fund may accept subscriptions for lesser amounts in the discretion of the Advisor, provided the minimum initial subscription may not be less than $25,000.

Although the Shares of the Fund are registered under the 1933 Act, the Shares are sold only to “accredited investors” as defined in Regulation D under the 1933 Act and “qualified clients” within the meaning of Rule 205-3 under the Advisers Act.

Shares are offered at closings (each, a “Closing”) on the first Business Day of each month or at such other times as determined in the discretion of the Board.  For purposes of this Prospectus, a “Business Day” means any day that the New York Stock Exchange (“NYSE”) is open for business.  All references to Business Day herein shall be based on the time in New York City.

Investment Objective
The Fund’s investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets.  The Fund cannot guarantee that its investment objective will be achieved.  If the Fund’s Board determines that the Fund’s investment objective should be changed, Shareholders will be given written notice that will precede or accompany the Fund’s next tender offer.  Such change, however, can be effected without Shareholder approval.  See “Investment Objective.”

Investment Strategies
In order to achieve its investment objective, the Fund invests in accordance with a “Hybrid Model,” whereby the core of its assets are invested in private funds, including hedge funds, and other pooled investment vehicles (collectively, the “Portfolio Funds”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon.  The Portfolio Funds are managed by third-party investment managers (“Managers”) selected by the Advisor, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.  The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and in equity securities that augment these strategies.  Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. It should be noted that the Managers are responsible for the day-to-day decisions with regards to the management of portfolios of the Portfolio Funds, including the weightings, in U.S. and foreign securities and equity securities.

The Advisor pursuant to the Hybrid Model augments the core Portfolio Fund holdings of the Fund with direct investments in equity securities that are consistent with the investment ideas of the Managers. The Advisor also invests directly in equity securities to actively manage the net long position of the Fund. The Fund generally will not add to its direct positions in equity securities when such investments exceed 50% of the Fund’s assets.

The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is theoretically unlimited potential for the price of a security sold short to increase.

While it is anticipated that the Fund will generally invest its assets in the Portfolio Funds and common stocks, from time to time the Fund may invest in exchange-traded funds (“ETFs”) or enter into total return swaps or other structured transactions instead of investing in Portfolio Funds.  In addition, the Advisor may seek to manage market, interest rate or currency risk through the direct use of options, futures, or other derivatives in order to reduce the overall volatility of the Fund’s portfolio.

The Advisor allocates the Fund’s assets among Portfolio Funds using the knowledge and experience of the Advisor to assess Portfolio Funds and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.

Performance
The Fund anticipates in normal market conditions additionally investing in the following:  (i) hedge funds, (ii) real estate securities and funds, (iii) investment vehicles engaging in fixed income strategies, (iv) investment vehicles engaging in distressed debt security strategies, and (v) emerging market securities funds.  The Fund anticipates investing in only some of these investment vehicle types and strategies at any one time and switching among these investment vehicles and strategies based on the Advisor’s evaluation of market conditions and the assets it believes will be successful in light of these conditions.  With the exception of the long/short equity investment policy described above, the Fund is not required to invest any particular percentage of its assets in any single Portfolio Fund, type of investment vehicle or strategy or any combination of the foregoing.  See “Investment Strategies.”

Risk Factors
Because the Fund is subject to the investment constraints of the Internal Revenue Code (the “Code”) to take advantage of the pass-through tax treatment offered by certain provisions of the Code, the Advisor generally limits the Fund’s investments to non-U.S. Portfolio Funds.  Furthermore, the Advisor limits the Fund’s investments in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities. See “Investment Strategies.”

A summary of certain risks associated with an investment in the Fund is set forth below. See “Principal Risks” for a more detailed description of risks applicable to an investment in the Fund.

●
Investments in Portfolio Funds are illiquid, their marketability is restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or early withdrawal fees.  The Fund’s ability to withdraw monies from, or invest monies in, Portfolio Funds with such restrictions will be limited and such restrictions will limit the Fund’s flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market conditions such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Funds.  It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part.  See “Additional Risks – Risks Related to the Fund – Liquidity of Shares” and “Additional Risks – Risks Related to Portfolio Funds – Limited Liquidity.”

●
The Fund and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies.  Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds.  In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes.  The use of such instruments, leverage and techniques may be an integral part of a Portfolio Fund’s investment strategy, and may increase the risk to which the Fund’s portfolios are subject.  See “Additional Risks – Risks Related to Portfolio Funds.”

●
The Portfolio Funds may invest a substantial portion of their assets in securities of foreign issuers and the governments of foreign countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments.  See “Investment Policies and Practices – Emerging Market Securities” in the Statement of Additional Information (“SAI”).

●
The Fund and Portfolio Funds invest in common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced more volatility in those returns and in certain periods have underperformed relative to fixed-income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund or the Portfolio Funds have exposure.  Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

●
The Advisor may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in managing the Fund.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject.  See “Additional Risks – Risks Related to Investment Strategies – Leverage.”

●
Legal, tax and regulatory changes may occur which may materially adversely affect the Fund.  See “Additional Risks – Risks Related to the Fund – Legal and Regulatory Risks” and “Certain Tax Considerations.”  Additionally, there are certain tax risks associated with an investment in the Fund, including without limitation with respect to tax positions taken by and tax estimates made by the Fund and the Portfolio Funds held by the Fund, as well as the potential for legislative or regulatory change that could impact the Fund.  See “Certain Tax Considerations.”

●
With respect to the Fund’s investments in Portfolio Funds, the Managers charge the Portfolio Funds asset-based fees, and certain Managers are also entitled to receive performance-based fees or allocations, even if the Fund’s overall returns are negative.  Such fees and performance-based compensation are in addition to the fees charged to the Fund by the Advisor.  Moreover, an investor in the Fund bears,  indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  Performance-based allocations charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Fund to a Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative.  See “Additional Risks – Risks Related to Portfolio Funds – Performance Fees and Management Fees.”

●
Portfolio Funds are not registered as investment companies under the 1940 Act; therefore, investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Advisers Act, therefore, investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act.  See “Additional Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and the Advisers Act.”

●
Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators. A Manager may face a conflict of interest in valuing such securities since their values affect the Manager’s compensation. The Advisor reviews the valuation procedures used by each Manager and the Advisor will monitor the returns provided by the Portfolio Funds, including performing ongoing due diligence.  However, the Advisor is not able to confirm or review the accuracy of valuations provided by the Managers or their administrators. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares, which determines the value at which new Shareholders are admitted and the amounts Shareholders receive upon any repurchases of Shares by the Fund. Illiquid investments may be harder to value, potentially increasing risks regarding valuation. See “Calculation of Net Asset Value; Valuation” and “Additional Risks – Risks Related to Portfolio Funds – Portfolio Valuation.”  The Fund has adopted fair value procedures in which the Board delegated the process of fair valuing to a valuation committee that consists of certain officers of the Adviser (the “Valuation Committee”).  In accordance with these procedures, the Board will monitor and review fair valuation determinations of Portfolio Funds and other investments made by the valuation committee.

●
Because certain Portfolio Funds in which the Fund invests may provide infrequent opportunities to purchase their securities, the Fund may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Fund’s investment returns.  See “Investment Strategies.”

Board of Trustees
The Fund’s Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund, the Advisor or Distributor.  See “Management of the Fund – Trustees and Officers” in the SAI.

The Advisor
The Fund is managed by Morgan Creek Capital Management, LLC, a North Carolina limited liability company registered as an investment adviser under the Advisers Act.  The Advisor provides certain day-to-day investment management services to the Fund.  The address of the Fund and the Advisor is 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517 and the telephone number at such address is 919-933-4004. See “Management of the Fund – Advisor,” “– Advisory Agreement.”

The Advisor also acts as servicing agent to the Fund (“Servicing Agent”), whereby it provides or procures certain shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Advisor, acting in the capacity of Servicing Agent, may, in turn, retain certain parties to act as sub-servicing agents (“Sub-Servicing Agents”) to assist with investor servicing and administration.

Provided herein is the performance of the Fund from its inception through March 31, 2015 and a composite showing the historical performance of client accounts managed by the Advisor according to the same investment objective and substantially similar investment strategies and policies as those of the Fund.  See “Management of the Fund.”

Fees
The Advisor receives a monthly fee, payable monthly in arrears based on the net assets of the Fund as of the last day of each month, in an amount equal to an annual rate of 1.00% of the Fund’s net assets. The Advisor has contractually agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35%, until July 31, 2025. If contributions are made to the Fund during the quarter, the management fee will be prorated. The Servicing Agent may engage one or more Sub-Servicing Agents to provide some or all of the services. Compensation to any Sub-Servicing Agent is paid by the Advisor as Servicing Agent. The Advisor or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents. The Fund also pays the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the “Administrative Fee”). The Administrative Fee is paid out of and reduces the Fund’s net assets.  See “Administration, Accounting and Investor Services Agreements.”

Custodian	State Street Bank and Trust Company serves as the Fund’s custodian (the “Custodian”). See “Custodian.”

Administrator
State Street Bank and Trust Company has been appointed by the Fund to provide certain administrative, accounting, transfer agency and investor services to the Fund.  Fees payable to the Administrator for these services, and reimbursement for the Administrator’s out-of-pocket expenses, are paid by the Fund.

Distribution Agreement
The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Town Hall Capital, LLC, an affiliated person of the Advisor, to provide for distribution of the Shares.  The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, Shares on behalf of the Fund on a best efforts basis.  The Distributor may engage various brokers, dealers, banks and other financial intermediaries (“Selling Agents”) to sell Shares.  Selling Agents may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund.  Any fees, terms and conditions imposed by the Selling Agents may affect or limit an investor’s ability to subscribe for Shares or tender Shares for repurchase or otherwise transact business with the Fund.

Selling Agents that are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) may not accept any compensation in connection with the Fund’s Shares that exceeds the regulatory limits set by FINRA.  See “Plan of Distribution.”

Purchasing Shares	Shares are offered at their NAV and may be purchased on the first Business Day of each calendar month, except that the Fund may offer Shares more frequently as determined by the Board.

An investor’s subscription for Shares is irrevocable by the investor and will require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offer.  The Board may, in its discretion, cause the Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder’s Shares, as a result of repurchase or transfer by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder’s initial subscription amount).

Eligibility
The Fund will sell its Shares only to prospective investors who meet the definition of “accredited investor” as defined in Regulation D under the 1933 Act and “qualified client” as defined in the Advisers Act.  Investors meeting these requirements are referred to in this Prospectus as “eligible investors.”   See “eligible investors.”

Transfer Restrictions
There is no public market for Shares and none is expected to develop.  The Fund does not list its Shares on a stock exchange or similar market.  With very limited exceptions, Shares are not transferable and liquidity for investments in Shares may be provided only through periodic tender offers by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.  See “Eligible Investors,” “Purchasing Shares” and “Repurchases of Shares – Transfers of Shares.”

No Redemptions; Repurchases of Shares by the Fund
The Fund is a closed-end management investment company.  Shareholders of the Fund do not have the right to redeem their Shares.  No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem their respective Shares.  The Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as its Board may determine in its sole discretion.  In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisor currently expects that it will generally recommend to the Fund’s Board that the Fund offer to repurchase Shares from Shareholders quarterly on the last Business Day in March, June, September and December.  The Fund requires that each tendering Shareholder tender a minimum of $50,000 worth of Shares. However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

Taxation
The Fund qualifies, and expects to continue to qualify, as a regulated investment company (“RIC”) under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Fund will distribute substantially all of its net investment income and gains to Shareholders.  These distributions generally will be taxable as ordinary income to the Shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.  The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Certain Tax Considerations – Distributions to Shareholders.”

Subchapter M imposes strict requirements for the diversification of the Fund’s investments, the nature of the Fund’s income and the Fund’s distribution and timely reporting of income and gains.

Conflicts of Interest
The investment activities of the Advisor, the Managers, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that potentially could disadvantage the Fund and its Shareholders. The Advisor and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Fund’s investment program or that replicate certain asset classes within the Fund’s investment program. The Advisor and other Related Parties, are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or the Shareholders. In addition, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Managers or Portfolio Funds that are either already a part of the Fund’s portfolio or that may be appropriate for investment by the Fund. In some cases, these Portfolio Funds may be capacity constrained. The Related Parties are under no obligations to provide the Fund with capacity with respect to these Portfolio Funds and, accordingly, the Fund may not have exposure or may have reduced exposure with respect to these Portfolio Funds that may be used in other portfolios managed by Related Parties. The Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and the Shareholders. See “Conflicts of Interest” and “Conflicts of Interest Relating to the Managers” in the SAI.

Employee Benefit Plans and Other U.S. Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt investors, including employee benefit plans, individual retirement accounts (“IRAs”) and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Shares.  The Fund’s assets will not be deemed to be “plan assets” for purposes of ERISA because various rules that apply to the plans themselves do not under certain circumstances apply to the investment vehicles that the plan assets invest in and the service providers of such investment vehicles.

Reports to Shareholders
The Fund furnishes to Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares and transmits to Shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on a monthly basis regarding the Fund’s operations during each quarter. See “Reports to Shareholders” in the SAI and “Certain Tax Considerations” in this Prospectus.

Anti-Takeover Provisions
The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of Shares of opportunities to sell their Shares at a premium over the then-current NAV.  See “Additional Risks – Risks Related to the Fund – Anti-Takeover Provisions in the Agreement and Declaration of Trust.”

Counsel for the Fund and the Advisor
Seward & Kissel LLP is the counsel for the Fund and the Advisor.  Each potential investor should consult its own legal, tax and other advisors in connection with an investment in the Fund.  See “Accountants and Legal Counsel” in the SAI.

Independent Registered Public Accounting Firm	Ernst & Young LLP (the “Auditor”) is the Fund’s independent registered public accounting firm. See “Accountants and Legal Counsel” in the SAI.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

SUMMARY OF FUND EXPENSES

The following table illustrates the approximate expenses and fees that Shareholders in the Fund are expected to bear directly or indirectly.

SHAREHOLDER TRANSACTION FEES	NONE

ANNUAL FUND EXPENSES (as a percentage of average net assets)
Management Fees	1.00%
Other Fund Expenses	0.95%
Acquired Fund Fees and Expenses (1)	5.42%
Total Annual Fund Expenses	7.37%
Fee Waiver and Expense Reimbursement (2)	(0.60%)
Total Annual Fund Expenses After Fee Waiver and Expense Reimbursement	6.77%

(1)	Acquired Fund Fees and Expenses include approximately 1.78% of operating expenses, 1.19% of management fees, and 2.45% of performance-based incentive fees of the underlying Portfolio Funds in which the Fund invests. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year.

(2)	The Advisor has contractually agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35%, until July 31, 2025. This expense reimbursement agreement may not be terminated before July 31, 2025 and may be terminated thereafter by either party upon 60 days’ prior written notice. Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include all of the Fund’s expenses other than: (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses).

Example for the Fund

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$71	$221	$381	$836

The example is based on the fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the management fee paid by the Fund.

FINANCIAL HIGHLIGHTS

The following summary represents per Share data, ratios to average net assets and other financial highlights information for Shareholders for the periods ended March 31, 2015, March 31, 2014 and March 31, 2013, and the period from October 3, 2011 (Commencement of Operations) through March 31, 2012. The information has been derived from the financial statements audited by Ernst & Young  LLP, an independent registered public accounting firm, whose report, along with the financial statements and the notes thereto, are incorporated by reference to the Fund’s annual report for the fiscal year ended March 31, 2015 previously filed on Form N-CSR on June 3, 2015 and are available on request from the Fund.  The information in the table below should be read in conjunction with those financial statements and the noted thereto.

Per Share operating performance:	2015	2014	2013	2012
Net asset value per Share, beginning of year/period	$1,131.66	$1,014.96	$1,013.44	$1,000.00

Net investment income (b)	7.32	146.67	73.91	18.83
Net realized and unrealized gain (loss) from investments in Portfolio Funds and Securities	138.27	102.76	(29.37)	29.40
Net increase resulting from operations	145.59	249.43	44.54	48.23

Distributions paid from (in excess of)
Net investment income	(46.51)	(132.73)	(43.02)	(34.79)

Net asset value per Share, end of year/period	$1,230.74	$1,131.66	$1,014.96	$1,013.44

Total return (c)	13.09%	24.99%	4.55%	4.96%

Ratio of total expenses to average net assets (d) (i)	1.95%	3.10%	21.37%	176.99%

Ratio of total expenses after expense reimbursement and management fee reduction (d) (e) (f) (i)	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets (f) (j)	0.62%	13.32%	7.36%	1.87%

Portfolio turnover (g)	43.62%	71.64%	40.01%	27.73%

Net assets, end of year/period (in 000’s)	$94,779	$7,733	$2,390	$166

(a)	Average net assets is calculated using the average net asset value of the Fund at the end of each month throughout the year. The impact of the De-Spoking Transaction is included in the net asset value of the Fund at June 30, 2014.

(b)	Calculated based on the average Shares outstanding methodology.

(c)	Total return assumes a subscription of a Share in the Fund at the beginning of the year/period indicated and a repurchase of a Share on the last day of the period, assumes reinvestment of all distributions during the period, incurred when subscribing to the Fund. Total return is not annualized for periods less than twelve months.

(d)	Current year ratio includes expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund. Ratio is annualized for periods less than twelve months.

(e)	The Fund did not have management fee reduction prior to July 1, 2014. Ratio is annualized for periods less than twelve months.

(f)	Current year ratio includes income and expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund. Ratio is annualized for periods less than twelve months.

(g)	The portfolio turnover rate reflects the investment activities of the Fund. Portfolio turnover rate is not annualized for periods less than twelve months.

(h)	Represents a percentage of expenses reimbursed per the prospectus.

(i)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.

(j)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

THE FUND

The Fund is a Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Fund has been a registered investment company since August 27, 2010.  Prior to July 1, 2014, the Fund sought to achieve its investment objective by investing all of its investable assets in a separate master fund, Global Equity Long/Short Master Fund (the “Master Fund”), a corresponding closed-end management investment company having the same investment objective as the Fund. The Fund invested in the Master Fund through a master-feeder investment fund structure. As of July 1, 2014, the Fund no longer operates under a “master-feeder” structure and instead invests directly in portfolio securities.

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company.  Private investment funds, such as hedge funds, are commingled investment pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors.  The general partners or investment advisers of these funds (“Managers”), which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations.  Registered closed-end investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds.  These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors.  The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

The Fund is similar to a private investment fund in that it is actively managed and its interests are sold to eligible investors (primarily high net worth individual and institutional investors, as defined below, subject to applicable requirements).  The Adviser relies on third-party Managers to indirectly manage investments of the Fund. Unlike many private investment funds, however, the Fund is a registered closed-end investment company and can offer interests without limiting the number of eligible investors that can participate in its investment program.  The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

USE OF PROCEEDS

 Substantially all of the net proceeds are invested in securities that meet the Fund’s investment objective within approximately three months after the completion of the offering. The Advisor believes a three-month investment period is in the best interests of the Fund in order to provide the Fund the flexibility to invest the proceeds of the offering in the most opportunistic manner, in light of the nature of the market for interests in potential Portfolio Funds and current market conditions.  Moreover, given the current economic environment, the Advisor believes that the flexibility of investing the Fund’s assets over a three-month period may permit the Fund to invest in Portfolio Funds and securities at more favorable prices, although no assurance can be given in this regard.  Pending such investment, it is anticipated that the proceeds will be invested in high-quality money market securities.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to generate attractive long-term returns relative to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets.  In order to achieve its investment objective, the Fund allocates to both private funds, or other pooled investment vehicles, that practice long and short equity investment strategies and direct equity securities.  ”Portfolio Funds”, as used through this Prospectus refers to limited partnership, limited liability companies or other funds and investment vehicles that are private and issued interest to investors that meet certain suitability standards. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk management strategies will be successful.

If the Fund’s Board determines that the Fund’s investment objectives should be changed, Shareholders will be given written notice that will precede or accompany the Fund’s next tender offer with such change to be effective on the Business Day immediately following the applicable date (i.e., the last Business Day of March, June, September and December, (“Valuation Date”)) for such tender offer.  Such change, however, can be effected without Shareholder approval.  Except as otherwise stated in this Prospectus or the Fund’s Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board, without the approval of Shareholders.  The Fund’s principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in accordance with a “Hybrid Model,” whereby the core of its assets are invested in Portfolio Funds that are not expected to be highly correlated to each other or with traditional equity markets over a long-term horizon. The Portfolio Funds are managed by third-party Managers selected by the Advisor. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies.  Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds and those equity securities directly held by the Fund on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities.

While it is anticipated that the Fund will invest its assets in Portfolio Funds and equity securities, from time to time, the Fund also may invest in ETFs or enter into total return swaps or other structured transactions instead of investing in Portfolio Funds.  In addition, the Advisor may seek to manage market, interest rate or currency risk through the direct use of options, futures, or other derivatives in order to reduce the overall volatility of the Fund’s portfolios.  The Advisor may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in managing the Fund.

The Advisor looks to leverage its relationships with Managers to provide insights on the relative attractiveness of investment markets and employ an opportunistic allocation discipline.  The experience, track record and reputation of the Advisor may enable the Fund to gain access to Managers often not available to most investors.

The Fund invests in multiple Portfolio Funds in part to seek to mitigate portfolio manager specific risk, and allow for a more diversified approach to investing by reducing the impact of any single decision on the Fund’s overall portfolio.  The Fund utilizes generalist Managers as well as sector or regional Managers across multiple disciplines.  Building off a core of Managers, the Advisor selectively allocates capital to emerging Managers where the Advisor has a previous relationship or knowledge of such Manager.

Investment Methodology. Pursuant to the Hybrid Model, the Advisor focuses on the continual identification of the highest caliber investment firms by exploiting its large proprietary networks of alternative investment firms created over multiple decades of experience in hiring and funding some of the leading individuals in the hedge fund business.  The Advisor employs a dedicated team of investment professionals with extensive backgrounds in the study of alternative investment approaches and techniques and has relationships with a large network of managers, peers, service providers and other investors.

Manager evaluation involves qualitative review and quantitative analysis.  The Advisor attempts to identify the Managers’ unique skill, or “edge.”  The Advisor also analyzes past performance and a Manager’s ability to adapt to changing market environments.  Portfolio construction focuses on the balance between long-term strategic allocations to particular investment styles and techniques and shorter-term tactical allocation decisions in an attempt to capitalize on market inefficiencies and opportunities.

The Advisor monitors Managers by reviewing reported performance numbers and by performing various statistical analyses.  The Advisor also maintains close professional relationships with the Managers retained by the Fund, which assists in monitoring and assessing any changes in a Manager’s organization, strategy and personnel.

The Advisor pursuant to the Hybrid Model augments the core Portfolio Fund holdings of the Fund with direct investments in equity securities that are consistent with the investment ideas of the Managers. The Advisor also invests directly in equity securities to actively manage the net long position of the Fund. The Fund generally will not add to its direct positions in equity securities when such investments exceed 50% of the Fund’s assets.

Portfolio Funds. The Advisor will allocate assets to Portfolio Funds based upon, among other things, quantitative information and risk management guidelines that seek to maintain what the Advisor believes is an appropriate level of diversification.  The Advisor will generally not invest more than 10% of the net assets of the Fund with any single Manager (measured at the time of investment). The Advisor will conduct ongoing reviews of each Portfolio Fund’s strengths and weaknesses and make allocations and reallocations of assets based upon an ongoing evaluation of the strengths and weaknesses, changes in the investment strategies or capabilities of Portfolio Funds, changes in market conditions and performance.  Each Portfolio Fund will be selected based upon its investment strategy and trading styles, organizational depth, risk management techniques/processes, longevity, ability to generate attractive risk-adjusted returns and other criteria.  The Advisor anticipates that the number and identity of Portfolio Funds will vary over time, at the Advisor’s discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds.  The Advisor may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, shareholders of the Fund.

Because the Fund is subject to the investment constraints of the Code to take advantage of the pass-through tax treatment offered by certain provisions of the Code, the Advisor generally will limit the Fund’s investments to non-U.S. Portfolio Funds.

Portfolio Funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets, which consist primarily of equities.  The investment approaches and techniques pursued by Portfolio Funds are of an extremely wide range.  Major categories include:

•	relative value — seeks to profit from relative mispricing of related financial instruments relative to each other or historical norms. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

•	event driven — seeks to take advantage of information inefficiencies resulting from a particular corporate event. A Portfolio Fund investing in this strategy will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of this strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of an extraordinary event. If the event fails to occur or it does not have the effect foreseen, losses can result;

•	fundamental long/short — involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value; and

•	directional trading — seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

Certain types of Portfolio Funds generate fairly stable returns in most market environments.  These Portfolio Funds include funds in the relative value and event driven categories.  Other types of Portfolio Funds seek to capitalize on movements in the underlying markets and are, thus, exposed to the direction of those markets.  These Portfolio Funds include funds in the fundamental long/short and directional trading categories.  The Fund may invest in Portfolio Funds managed by Managers that pursue any single type of investment strategy or a combination of strategies.  The Fund may periodically seek exposure to particular Portfolio Funds engaging in directional strategies to capitalize on temporary market opportunities.

Manager Techniques. The Advisor may emphasize certain techniques that the Advisor believes are more likely to be profitable than others due to its assessment of prevailing market conditions.  Based upon the number of available Portfolio Funds pursuing an investment technique and the Advisor’s view of the investment potential and diversification benefits of such technique, certain of the Portfolio Funds selected by the Advisor may be allocated substantially larger portions of the Fund’s assets than other Portfolio Funds.  These techniques seek to maintain varying degrees of directional exposure to equity markets, based on the Advisor’s assessment of the market conditions and underlying company fundamentals.

In allocating assets to Portfolio Funds, the Advisor determines which investment techniques should be included in the Fund’s investment portfolio (based on its evaluation of market conditions) and the amount of the Fund’s assets to be allocated to such techniques.  The Advisor may take into account a number of factors when considering a Manager’s ability to manage assets using a particular investment technique or techniques, including: the length of the Manager’s experience in that technique; qualitative judgments of the Manager’s organizational structure, professional depth and stability, internal controls and risk management and valuation procedures; the Manager’s capacity to manage assets in that technique; and quantitative analysis of the Manager’s historical performance.  The Fund may allocate assets to more than one Portfolio Fund sponsored by the same Manager, such as in the event that a Manager sponsors Portfolio Funds in various asset classes or if the existing Portfolio Fund is no longer open or available for direct investment by the Fund but is sponsoring a successor Portfolio Fund with the same or similar technique.

Asset Classes. In the aggregate, the Fund’s exposures through the Portfolio Funds will be primarily to publicly-traded equities, but may include a broad array of other securities and financial instruments, including publicly-traded equity and debt, private and restricted securities, distressed investments, commodities, real estate and mortgage-related securities, other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps and options.  Issuers may be located in any country, in both developed and emerging markets.  Issuers may be of all capitalizations ranges and generally there are no restrictions on the percentage of Portfolio Fund assets that may be invested in small and mid-cap companies.  The Portfolio Funds may in some cases hedge currency risks.

Sectors. Particularly when considering Portfolio Funds that focus on equities, the Advisor may seek to allocate broadly among investment styles or sectors to better manager volatility.  These styles may include, among others, growth/value and a variety of sectors including, but not limited to, Energy/Natural Resources, Healthcare, Financials, Technology and Real Estate.

Regions. The Fund will be composed of Portfolio Funds that invest across global markets, including both developed and emerging markets.  To better understand the global nature of the Portfolio Funds, one can reference the countries included in the MSCI World Index as a proxy for the various regions in which the Fund can invest.  While country exposure will change depending on the market environment and the Managers’ views of the prevailing opportunity set, Portfolio Funds will typically have exposure to regions including, but not limited to, the U.S., Western Europe, Asia and various emerging markets.

Investment Process

The Advisor’s investment process consists of three separate yet integrated due diligence teams: Investment Due Diligence, Operational Due Diligence and Risk Due Diligence. The Advisor promotes a culture that encourages dialogue, discussion, and debate and this open exchange of ideas is critical to educate and raise awareness in the investment process.

Investment Due Diligence. It is the responsibility of the Advisor to research and identify Managers.  The Advisor allocates the Fund’s assets among Managers using its diverse knowledge and experiences to assess the capabilities of the Managers and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.  The Advisor will focus on asset allocation, manager selection and portfolio construction to accomplish the investment objective described above.  Our business model is built on the premise that the majority of excess investment returns are generated through asset allocation, not through individual security selection.

The investment due diligence process consists of both quantitative and qualitative assessments which include risk profile, exposure tracking, alpha sourcing, managing beta and volatility and various other risk scenarios.  The Advisor requests information from each Manager regarding the Manager’s historical performance and investment strategy.  The Advisor also requests detailed portfolio information on a continuing basis from each Manager retained on behalf of the Fund.

In addition, the Advisor and Fund do not control any of the Managers, their choice of investments, or any other investment decisions.  The investments of the Fund will always be made pursuant to written disclosures from, and/or agreements with, a Manager that will provide, among other things, guidelines by which the Manager will make its investment decisions.  However, while each Manager undertakes to follow specified investment programs, it is possible that a Manager could deviate from such program, and such deviation could result in a loss of all or part of the Fund’s investments.

It is also the responsibility of the Advisor to research and identify direct equity security investments. In carrying out this responsibility, the Advisor utilizes a variety of types of research including third-party research reports.

Operational Due Diligence. The Advisor’s operational due diligence team, under the direction of the Operational Due Diligence Committee, is embedded throughout the investment process and provides an independent and ongoing analysis that supports the execution of the investment thesis.  The Operational Due Diligence process consists of (1) Initial Due Diligence, (2) on-site Due Diligence visits, (3) Ongoing Due Diligence, and (4) Monthly/Quarterly/Annual Valuation Processes.

Risk Due Diligence. Risk due diligence is primarily focused on providing ongoing risk measurement, in addition to providing quantitative and qualitative analytical support for the Investment Due Diligence process.  Risk due diligence utilizes internal tools and resources and may also draw on external providers of risk measurement and analytics.

Limits. The Advisor will limit Fund’s investments in any one Portfolio Fund to less than 5% of a Portfolio Fund’s outstanding voting securities. In addition, the Advisor may seek to manage market, interest rate or currency risk through the direct use of options, futures or other derivatives in order to reduce the overall volatility of the Fund’s portfolio.  Further, as part of its normal operations, the Fund may hold high-quality money market securities pending investments or when it expects to need cash to pay Shareholders who tender their Shares.

Non-Diversified Status. The Fund is considered a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a “diversified” fund under the 1940 Act.

Manager Investment Techniques

The Fund generally invests at least 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies. Long/short equity strategies involve buying securities, groups of securities, or overall markets (called “going long”) in the expectation that they will increase in value while simultaneously selling them (“going short”) in the expectation that they will decrease in value.  These strategies are often categorized by the proportion of the total portfolio held long vs. held short.  When the majority of the portfolio is held long, the portfolio is characterized as “net long.”  When the majority of the portfolio is held short, the portfolio is characterized as “net short.”  When the long and short positions are relatively balanced, the portfolio is characterized as “market neutral.”  The strategies may also use leverage or hedging to enhance returns and/or manage risk.  The Portfolio Funds may invest in any type of long/short strategy.

The Fund anticipates, in normal market conditions, investing in Portfolio Funds managed pursuant to a number of other investment strategies.  These indicative strategies, as well as other Portfolio Funds following other strategies that the Portfolio Funds may invest in from time to time, are described in more detail below.  The Fund anticipates investing in Portfolio Funds following only some of these strategies at any one time and switching among these strategies based on the Advisor’s evaluation of market conditions and the assets it believes will be successful in light of these conditions.

Leverage. Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including direct borrowing, margining (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), short selling and the use of futures, warrants, options and other derivative products.  To the extent that a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of a Portfolio Funds (and therefore the Fund’s) net assets will decrease.

Short Selling. Managers may engage in short selling on behalf of the Portfolio Funds they manage. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities.

Global Tactical Asset Allocation (“GTAA”) Strategies.  GTAA is a multi-asset class strategy that seeks to generate returns by adjusting exposures to global equity, bond, commodity, and currency markets.  Quantitative models are employed to identify trends in valuation, cyclical, and momentum factors across various markets, with exposure in the strategies adjusted to take advantage of the most attractive opportunities.  Derivatives are typically used in order to gain exposure to the underlying markets quickly and efficiently.  GTAA strategies can either be used as a stand-alone investment strategy or as an “overlay” to adjust the overall exposures of an entire investment portfolio.  The Portfolio Funds may utilize GTAA in either of these capacities.

Event-Driven Strategies. Managers may invest in companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions.

PRINCIPAL RISKS
Risks Related to the Fund

Borrowing and Lines of Credit.  The Fund may borrow money pursuant to a line of credit with a financial institution or other arrangement to purchase portfolio securities and for portfolio management purposes.

Non-Diversified Status.  The Fund is a “non-diversified” investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer.  Although the Advisor will follow a general policy of seeking to diversify the Fund’s capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Advisor may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Fund’s assets subject to the limits set forth herein.  The Fund will limit the percent of assets held of any one Portfolio Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Fund.  As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Fund could result in a larger reduction in the Fund’s NAV than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

Reliance on the Advisor.  The success of the Fund depends on the expertise of the Advisor and its ability to select Portfolio Funds managed by successful Managers and to make direct investments in securities.  There can be no assurance that the Advisor will be successful in doing so.  In addition, the Advisor is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisor will allocate a substantial portion of his or her time to the Fund.  The loss of one or more individuals involved with the Advisor could have a material adverse effect on the performance or the continued operation of the Fund.  If the Advisor is removed, resign or otherwise no longer serves as the investment adviser of the Fund, investments in a large number of Portfolio Funds may be required to be liquidated or may otherwise become unavailable to the Fund, which may have an adverse impact on the Fund’s investment performance.

Legal and Regulatory Risks.  Legal and regulatory changes could occur that may materially adversely affect the Fund.  For example, the regulatory environment for derivative instruments in which Managers may participate is evolving, and changes in the regulation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies.  Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund to pursue its investment objectives or strategies. The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators.  Investor protection may be less efficient than if supervision was exercised by a regulator.  If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

Liquidity of Shares.  The Fund has been established as a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Fund, may invest all or substantially all of its assets in illiquid investments (as is the Fund’s investment practice).  The Advisor believes that unique investment opportunities exist in the market for Portfolio Funds, which generally are illiquid.

Shareholders will have no right to have their Shares redeemed or, because the Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time.  While the Fund expects to offer to repurchase Shares from Shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board.

The Fund may be subject to certain Portfolio Funds’ initial lock-up periods beginning at the time of the Fund’s initial investment in a Portfolio Fund, during which the Fund may not withdraw its investment. In addition, certain Portfolio Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds during late 2008 into 2009). During such periods, the Fund may not be able to liquidate its holdings in such Portfolio Funds in order to meet repurchase requests. In addition, should the Fund seek to liquidate its investment in a Portfolio Fund that maintains a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Fund may need to suspend or postpone repurchase offers if the Fund is not able to dispose of its interests in Portfolio Funds in a timely manner.

Repurchases of Shares.  There will be a substantial period of time between the date as of which Shareholders must accept the Fund’s offer to repurchase their Shares and the date such Shareholders can expect to receive payment for their Shares from the Fund.  Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they accept the Fund’s offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase.  Shareholders will have to decide whether to accept the Fund’s offer to repurchase their Shares without the benefit of having current information regarding the value of the Shares on a date proximate to the date on which the Shares are valued by the Fund for purposes of effecting such repurchases.  Payment for repurchased Shares in the Fund may require the liquidation of investments in Portfolio Funds or securities earlier than the Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  The Advisor will take measures to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Investment in the Fund is Not Suitable for All Investors.  An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program.  An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment.  An investor could incur substantial, or even total, losses on an investment in the Fund.  The Shares are only suitable for persons willing to accept this high level of risk.

Risks Related to the Portfolio Funds

Limited Liquidity.  Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees.  The Fund’s ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Fund’s flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Consequently, the Fund’s investments in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Fund would be precluded from redeploying its capital to more advantageous investment opportunities.  The risk of illiquidity in a Portfolio Fund is exemplified by the recent turmoil in the markets in which a number of Portfolio Funds have suspended redemptions, resulting in the inability of investors to obtain liquidity in their holding in such Portfolio Fund.  Portfolio Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Fund, and the Advisor may not have experience managing such assets.  It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part.  In addition, liquidity may be subject to commitments made by the Advisor or the Managers as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

Strategy Risk.  Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses.  Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships).  The strategies employed by the Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration.  There can be no assurance that the trading strategies employed by a Manager will be successful.  For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions.  Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Manager Risk.  Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from the Managers’ communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although the Advisor will seek to allocate the Fund’s assets to Managers whom they believe will operate with integrity and sound operational and organizational standards, the Advisor may have no, or only limited, access to information regarding the activities of the Managers, and the Advisor cannot guarantee the accuracy or completeness of such information.  As a consequence, although the Advisor will monitor the activities of the Managers, it may be difficult, if not impossible, for the Advisor to protect the Fund from the risk of Manager fraud, misrepresentation or material strategy alteration.  The Advisor will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers.  As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards.  The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds.  Shareholders themselves will have no direct dealings or contractual relationships with the Managers.

Potential Conflicts of Interest Involving Managers.  Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds.  They may also make investments in securities for their own account.  Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds.  In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions.  As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length.

Portfolio Valuation.  Shares in Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be.  However, such information may be subject to little independent verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles.  In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by, and at the discretion of, the Administrator or the Advisor.  Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Fund through the Portfolio Funds, the value at which their investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund.  In addition, the timing of liquidations may also affect the values obtained on liquidation.  Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant.  In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists.  Accordingly, the values of Portfolio Funds provided to the Fund may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds’ financial records.  There can therefore be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.  See “Calculation of Net Asset Value; Valuation.”

Ownership of Underlying Investments.  When deciding whether to invest, or continue investing in, Portfolio Funds, the Advisor carries out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund.  Instead, the Advisor relies on audited accounts and other financial information provided to it by the Portfolio Fund.  In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Fund to achieve its investment objective.

Concentration of Investment Portfolio.  Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Funds, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Funds were not permitted to concentrate their investments to such an extent.  By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.  Moreover, a number of Portfolio Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.  In addition, the Fund is permitted to make direct investments, including, without limitation, in single security positions.  It is possible for the Fund to have a portion of its assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Leverage.   The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject.  The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Fund, which would be greater than if the Portfolio Funds were not leveraged.  As a result, if the Fund’s losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Fund could lose its entire investment.  Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Fund’s risk and volatility.  To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns.  In the event of a sudden, precipitous drop in value of a Portfolio Fund’s assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by the Fund.

General Investment - Related Risks

The Portfolio Funds may invest in the following types of investments:

Equity Securities. Domestic equity securities are publicly-traded equity securities issued by U.S. companies. These securities will typically trade on the NYSE, American Stock Exchange (“AMEX”) or the NASDAQ Stock Market (“Nasdaq”), although they may trade on other exchanges and/or markets as well.  Investments in this asset class may include long/short funds, mutual funds and ETFs.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio Funds have exposure.  Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Securities. Preferred securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities.  Accordingly, preferred stock dividends are not paid until all debt obligations are first met.  Therefore, preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuers’ ability to continue to pay dividends, than debt of the same issuer.

Fixed Income Securities.  The value of fixed income securities in the Portfolio Funds’ portfolio could be affected by the credit quality of the issuer and interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Recent adverse conditions in the credit markets may cause interest rates to rise.

Foreign Securities.  Foreign equity securities are publicly-traded equity securities issued by foreign companies.  They include American Depositary Receipts (“ADRs”) of foreign companies, which are generally securities issued in the United States and traded on U.S. exchanges but that represent ownership of a foreign corporation.  They also include securities issued by funds that focus on a particular country or region of the world, including long/short funds, mutual funds and ETFs.  The Portfolio Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Portfolio Funds’ investment opportunities; or other political or economic factors. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies in such countries than is available to investors located in the United States.

Securities of issuers in emerging and developing markets present risks not found in securities of more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis.  Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

Distressed Debt. Distressed debt securities are debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low quality credit instruments.  Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  The Portfolio Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

Global Bonds. Global bonds are debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The Fund may invest in Portfolio Funds that hold global fixed income portfolios and/or emerging market debt securities. These debt securities may include non-investment grade securities (which might compose all or a portion of this allocation). Global bonds are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio Fund is called for redemption or conversion, the Portfolio Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.  Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Portfolio Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed and asset-backed securities are mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).  In addition, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) may also be subject to call risk and extension risk.  For example, homeowners have the option to prepay their mortgages.  Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).

Foreign Currency.  The Portfolio Funds may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Real Estate.  Real Estate Investment Trusts (“REITs”) and real estate funds are subject to risks associated with the ownership of real estate.  The recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Portfolio Funds’ investment opportunities.  Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Portfolio Funds and reduce the value of the underlying properties.

Private Equity. Investment in private equity involves the same types of risks associated with an investment in any operating company.  However, securities issued by private partnerships may be more illiquid than securities issued by other funds generally, because the partnerships’ underlying investments tend to be less liquid than other types of investments. The eventual success or failure of private equity investing ultimately hinges on the ability of the Managers’ to attract and develop a steady flow of quality investment opportunities to analyze. Generally, little public information exists about privately held companies, and the Managers will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Managers are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and may lose money on these investments. Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund’s investment returns.

Commodities. Commodities are assets that have tangible properties.  Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and “soft” products (e.g., sugar, coffee, cocoa, cotton).  Commodities can be traded on a “spot” basis (i.e., price for immediate delivery) or on a “futures” basis (i.e., price for delivery at a specified future date).  Most commodity investments involve buying or selling futures rather than transacting in the spot market.  A rise in price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer.  Similarly, a decline in price will benefit a futures seller.  The Fund may seek to invest with Managers who engage in commodity futures trading.  In addition, the Portfolio Funds may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the “daily limit.”  Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Portfolio Funds are willing to effect trades at or within the limit, which may hinder the ability of the Portfolio Funds to trade.

Futures Transactions.  The Portfolio Funds may invest in futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets.  This is the case even if the exchange is formally “linked” to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets.  Moreover, such laws or regulations will vary depending on the country in which the transaction occurs.

The principals who deal in the futures markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Portfolio Funds due to unusually high trading volume, political intervention or other factors.  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Manager would otherwise recommend, to the possible detriment of the Portfolio Funds.  Market illiquidity or disruption could result in major losses to the Portfolio Funds.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Portfolio Fund will be required to make margin payments to a Futures Commission Merchant for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Forward Contracts. The Portfolio Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.  Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.  Forward contracts are transactions involving the Portfolio Funds’ obligation to purchase or sell a specific instrument at a future date at a specified price.  Forward contracts may be used by the Portfolio Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Manager anticipates purchasing or selling a foreign security.  For example, this technique would allow a Portfolio Fund to “lock in” the U.S. dollar price of the security for the Portfolio Fund.  Forward contracts may also be used to attempt to protect the value of the Portfolio Funds’ existing holdings of foreign securities.  Forward contracts may also be used for non-hedging purposes to pursue the Portfolio Funds’ investment objective, such as when a Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Funds’ portfolio.  There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

Counterparty Arrangements. In selecting counterparties to transactions in which the Portfolio Funds will engage, including, currency hedging transactions and borrowings under lines of credit it may have in place, a Manager typically has the authority to and will consider a variety of factors in addition to the price associated with such transactions.  Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty’s facilities, reliability and financial responsibility. If a Manager determines that the counterparty’s transaction costs are reasonable overall, the Portfolio Funds may incur higher transaction costs than they would have paid had another counterparty been used.

To the extent that the Portfolio Funds engage in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, they must rely on the creditworthiness of their counterparties under such transactions.  In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions including swap contracts.  In the event of the insolvency of a counterparty, the Portfolio Funds may not be able to recover their assets, in full or at all, during the insolvency process.  Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements.  Similarly, the Portfolio Funds will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which they deal. A Manager will seek to minimize the Portfolio Funds’ exposure to counterparty risk by entering into such transactions with counterparties a Manager believes to be creditworthy at the time they enter into the transaction.  Certain transactions may require the Portfolio Funds to provide collateral to secure their performance obligations under a contract.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Portfolio Funds, that the market value of the securities sold by the Portfolio Funds may decline below the price of the securities at which the Portfolio Funds are obligated to repurchase them and that the securities may not be returned to the Portfolio Funds.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions.  Dollar roll transactions involve the risk that the market value of the securities the Portfolio Funds are required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Portfolio Fund sells securities becomes insolvent, the Portfolio Fund’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon a Manager’s ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Hedging Transactions.  The Portfolio Funds may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Portfolio Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Portfolio Funds from achieving the intended hedge or expose the Fund to a risk of loss.  The Portfolio Funds may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk.  It may not be possible for the Portfolio Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Portfolio Funds from the decline in value of the portfolio positions anticipated as a result of such change.  The Portfolio Funds may also be restricted in their ability to effectively manage the portion of their assets that are segregated to cover their obligations.  In addition, it may not be possible to hedge at all against certain risks.

Derivatives. The Portfolio Funds may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by a Portfolio Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Portfolio Fund as a whole. Derivatives permit a Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on the performance of a Portfolio Fund. If a Portfolio Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Portfolio Fund or result in a loss. A Portfolio Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Off-Exchange Transactions.  Certain transactions, such as spot and forward contracts and options thereon may not be traded on any exchange (“off-exchange transactions”), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Portfolio Funds may enter into such off-exchange transactions.  Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house.  Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation.  The counterparties will typically not be required to post collateral.  Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Swaps. The Portfolio Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements.  The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Portfolio Funds’ exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Portfolio Funds agree to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio Funds’ exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio Funds’ portfolios.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Portfolio Fund may act as either the buyer or the seller of a credit default swap.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the Portfolio Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Portfolio Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Illiquid Investments.  Investments held by the Portfolio Funds may be or become illiquid which may affect the ability of the Fund to exit such investments and the returns made by the Fund.  Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities.  Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange.  It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for the Portfolio Funds to liquidate positions and thereby might expose the Portfolio Funds to losses.

New Issue Investments.  The rules of FINRA regulate securities firms’ activities related to the sale of “new issues” (as defined under applicable FINRA rules) to investment funds if “restricted” persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds.  As a result, to comply with FINRA Rules, where the Portfolio Funds participate in new issues, the Portfolio Funds may only invest where restricted persons’ participation in the gains or losses from such investments is limited.  Alternatively, the Portfolio Funds may, in the Managers’ absolute discretion, elect not to participate in new issues.  As a result, all of the Shareholders would be unable to participate in profits attributable to investments in new issues, even where certain Shareholders would not otherwise be so restricted.

When-Issued and Forward Commitment Securities. The Portfolio Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis for hedging or speculative purposes.  These transactions involve a commitment by the Portfolio Funds to purchase or sell securities at a future date (ordinarily at least one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Funds.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Portfolio Funds dispose of their right to acquire a when-issued security prior to their acquisition or dispose of their right to deliver or receive against a forward commitment, they may incur a gain or loss.

Securities Lending. The Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions.  In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities.  The Portfolio Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities.  Lending portfolio securities results in income to the Portfolio Funds.   Portfolio Funds may experience a loss in a securities lending arrangement in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.

Other Investments by the Fund

While it is anticipated that the Fund will invest its assets in Portfolio Funds sponsored by the Managers and make direct investments in equity securities, from time to time the Fund may enter into total return swaps instead of investing directly into a Portfolio Fund in order to obtain the intended exposure to a Manager.  In addition, the Advisor may seek to manage market, interest rate risk or currency risk through the direct use of options, futures or other derivatives in order to reduce the overall volatility of the Fund’s portfolio.  Further, the Advisor may also invest the Fund’s assets in short-term, interest-bearing investments including, without limitation, U.S. government obligations, certificates of deposit, money market accounts, mutual funds and interest-bearing accounts.

To the extent the Fund is holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, it is expected to be invested in cash or “cash-plus” strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk).  These strategies may vary depending on the particular opportunities available in the market at that time.

NON-PRINCIPAL RISKS

Although the Fund seeks to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the Fund’s investment program does entail risks.  There can be no assurance that the investment objective of the Fund or those of the Portfolio Funds in which the Fund invests will be achieved or that their investment programs will be successful.  Certain risks associated with an investment in the Fund are set forth below.

Risks Related to the Fund

Reliance on Service Providers.  Other than its officers, the Fund has no employees and the Trustees have all been appointed on a non-executive basis.  The Fund must therefore rely upon the performance of service providers to perform its executive functions.  In particular, the Advisor, the Administrator, the Custodian and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance.  Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to Shareholders.  The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to Shareholders.

Information Technology Systems.  The Fund is dependent on the Advisor for certain management services as well as back-office functions.  The Advisor and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund and Portfolio Funds.  Information technology systems are also used to trade in the underlying investments of the Portfolio Funds.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisor’s or a Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology related difficulty could harm the performance of the Fund.  Further, failure of the back-office functions of the Advisor to process trades in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers.  Misconduct or misrepresentations by employees of the Advisor, Managers or service providers could cause significant losses to the Fund.  Employee misconduct may include binding the Fund or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s or a Portfolio Fund’s business prospects or future marketing activities.  Despite the Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisor’s due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund elects to, and meets the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Portfolio Funds to bring the Fund into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the governing documents of each respective Portfolio Fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the interests in the Fund and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Certain Tax Considerations” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a non-deductible 4% excise tax with respect to the Fund’s nondistributed amounts.

In addition, the Fund invests in Portfolio Funds located outside the United States.  Such Portfolio Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the investment by the Fund in such Portfolio Funds and thus on the Shareholders’ investment in the Fund. See “Certain Tax Considerations” below.

Significant Financial Intermediaries.  To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Fund.  To the extent that such financial intermediary exercises collective influence over such investors’ decisions to request repurchase of Shares, the Fund may make larger tender offers than would otherwise be the case.  Substantial acceptance of the Fund’s offers to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the performance of the Fund and the value of the Shares.

Similarly, if such financial intermediaries exercise collective influence over such investors’ voting of such Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisor to the Fund.  If effected, such changes could have a material adverse effect on the performance of the Fund and the value of the Shares.

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, the Employee Retirement Income Security Act of 1974 (“ERISA”), or both, which may be relevant to a decision whether such an investor should invest in the Fund.  There may, for example, be issues whether such an investment is “prudent” or whether it results in “prohibited transactions.”  Legal counsel should be consulted by such an investor before investing in the Fund.

Anti-Takeover Provisions in the Agreement and Declaration of Trust.  The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the Shareholders of opportunities to sell their Shares at a premium over NAV.

Effect of Liquidation on Investment Objective.  If the Fund is in the process of a complete liquidation pursuant to the Agreement and Declaration of Trust, in order to effect an orderly liquidation of the Fund’s assets, the Fund may not comply with the investment objective described in this Prospectus during liquidation.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the Shares and any distributions on those Shares can decline.  Inflation risk may also affect the real value of the Fund’s investments in securities or underlying Portfolio Funds.

Risks Related to Portfolio Funds

Registration under the 1940 Act and Advisers Act.  Portfolio Funds are not registered as investment companies under the 1940 Act and, therefore, investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Advisers Act and, therefore, investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act.

To the extent the Fund purchases non-voting interests in Portfolio Funds, it will not be able to vote on matters that require the approval of the investors of the Portfolio Funds, including matters that could adversely affect the Fund’s investments in such Portfolio Funds. The Fund may determine to limit its voting interest in certain Portfolio Funds in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions by purchasing non-voting interests in Portfolio Funds.  In such instances, the Fund will not be able to vote on matters that require the approval of the investors of the Portfolio Funds, including matters that could adversely affect the Fund’s investments in such Portfolio Funds.

Use of Multiple Managers.  No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Fund.  Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Convergence Risk.  The Fund may invest in Portfolio Funds whose Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued.  In the event that the perceived mispricings underlying one or more Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Managers, the Fund may incur significant losses.

Access to Information from Managers.  The Advisor will request information from Managers regarding their historical performance and investment strategy.  The Advisor will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Advisor by the Managers.  However, the Advisor may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons.  This lack of access to independent information is a significant investment risk.  Furthermore, NAVs received by, or on behalf of, the Fund from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit, which may occur on a date other than March 31st.  Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Emerging Managers.  The Fund may invest in Portfolio Funds that are managed by Managers that have managed funds for a relatively short period of time (“Emerging Managers”).  The previous experience of Emerging Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms.  Because Emerging Managers may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to alternative fund management, and because there is generally less information available on which to base an opinion of such Emerging Managers’ investment and management expertise, investments with Emerging Managers may be subject to greater risk and uncertainty than investments with more experienced alternative fund managers.

Reliance on Key Individuals.  The success of the investment policy of the Fund will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff.  The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund.  Incapacitation or loss of key people within Portfolio Funds may adversely affect such Portfolio Funds and thereby the Fund.  Many Managers may have only one or a limited number of key individuals.  The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Fund.

Monitoring of Portfolio Funds.  Although the Advisor attempts to monitor the performance of all of the Portfolio Funds, the Advisor must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Advisor by the Manager of the Portfolio Fund.  Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Funds to losses.  Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest.  The Advisor has no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Proprietary Investment Strategies.  The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Advisor or the Fund.  The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds.  These strategies may involve risks that are not anticipated by the Managers, the Advisor or the Fund.

Prime Brokers and Custodians.  Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time.  Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.  Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of FINRA or equivalent rules of other regulators to which such prime broker or custodian may be subject.  Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians.  Consequently, Portfolio Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full.  The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Fund’s performance and returns to Shareholders.

Side Letters and Other Agreements.  Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship.  Such agreements may provide more beneficial terms to investors other than the Fund by waiving certain terms or allowing such investors to invest on different terms than those on which the Fund has invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), “most favored nation” clauses and disclosure of certain information.  Under certain circumstances, these agreements could create preferences or priorities for such investors.  For example, a Portfolio Fund may offer certain of its investors additional or different information and reporting than that offered to the Fund.  Such information may provide the recipient greater insights into the Portfolio Fund’s activities as compared to the Fund in its capacity as an investor in such Portfolio Fund, thereby enhancing the recipient’s ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Fund about redeeming from the Portfolio Fund.  Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Fund as the remaining investor in the relevant Portfolio Fund.

The Advisor may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Fund’s capital.  No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms.  Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Fund and a Manager’s other investors in terms of the availability of the benefits of any such agreements.  Furthermore, there may be circumstances where the benefit provided cannot be exercised by all Portfolio Fund investors simultaneously or where one investor directly or indirectly receives a greater benefit due to the participation by another investor.  In addition, although the Advisor may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees.  Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.  Certain Managers may also be entitled to receive performance-based fees or allocations, even if the Fund’s overall returns are negative.  Furthermore, Managers may receive compensation calculated by reference to their assets under management.  Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense.  The Fund and Portfolio Funds impose management fees and some Portfolio Funds may also charge performance fees.  In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits of the Portfolio Fund.  Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements.  Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations.  As a result, the Fund, and indirectly Shareholders, will pay multiple investment management and other service provider fees.  In addition to the fees paid indirectly by the Fund to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from 0% to 3% per annum of the average NAV of the Portfolio Funds, and performance fees or allocations are likely to range from 0% to 30% of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period.  Moreover, an investor in the Fund bears a proportionate share of the expenses of the Fund and, indirectly, similar expenses of the Portfolio Funds.  Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  Performance figures issued by the Fund and stated performance targets will be net of these fees and expenses.

Effect of Fund’s Repurchases on Diversification of Portfolio Funds.  Although the Fund plans to seek diversification in the investment of its assets, if the Board elects to offer to repurchase Shares, and as a result, a significant number of Shares are tendered, the Fund may not be able to satisfy such repurchase requests from a variety of their Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Fund’s diversification strategy.

Capacity Limitations of Portfolio Funds.  Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage.  In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept.  Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Fund and therefore result in differences in portfolio composition.  Any such restrictions or limitations could prevent the Advisor from allocating assets of the Fund to certain Managers and Portfolio Funds with which the Advisor would otherwise like to invest.  In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Fund or other Morgan Creek funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.

If the Advisor’s ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Fund’s investment objective, and thus its returns, could be negatively impacted.  Furthermore, because of these capacity limitations, it is likely that the Fund’s portfolio and the portfolios of other accounts managed by the Advisor will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar.  These distinctions will result in differences in portfolio performance.

Disposition of Securities of Portfolio Funds.  In connection with the disposition of securities of Portfolio Funds, the Fund may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business.  The Fund may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate.  These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Fund.

Currency Hedging.  Where Portfolio Funds offer shares denominated in currencies other than the U.S, Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency.  The Fund will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities.  It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses.  As a result, the performance of such Portfolio Fund (and, thus, the performance of the Fund) could be adversely affected.

Increasing Size and Maturity of Hedge Fund Markets.  The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty.  The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants (such as the proprietary desks of investment banks) may reduce the opportunities available for the Advisor and the Managers to make certain investments or adversely affect the terms upon which investments can be made.  This could reduce the ability of the Fund to generate returns and/or reduce the quantum of these returns.  Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Advisor and the Managers temporarily or permanently.

In addition, it is possible that the Fund may have exposure to the same investment or securities through more than one Portfolio Fund.  Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Fund’s exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure.  Although securities held by Portfolio Funds are typically denominated in U.S. Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the U.S. Dollar.  A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly, the NAV of the Fund.  The Fund does not expect to hedge the exchange exposure related to any Portfolio Funds.  To the extent that the Managers themselves seek to hedge non-U.S. exchange risk exposure, they may not be able to do so.

Use of Financing Arrangements by Portfolio Funds.  A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies.  The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies.  Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers.  These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.  For additional information regarding recent events affecting the availability of financing, see “General Market Risks.”

Brokerage Commissions and Transaction Costs.  In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided.  Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund.  Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity.

Risks Related to Investment Strategies

This section discusses risks relating to the long/short equity strategy and other types of investment strategies that are made by the Portfolio Funds.  It is possible that Portfolio Funds will engage in an investment strategy that is not described below, and any such investment strategy will be subject to its own particular risks.

Long/Short Equity.  Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If a Manager’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Portfolio Funds.  Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant short-term declines and experience considerable price volatility during these periods.  In addition, long and short positions may or may not be related.  If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio.  Long/short strategies may increase the exposure of the Fund or Portfolio Funds to risks relating to leverage, portfolio turnover, concentration of investment portfolio and short-selling.  These risks are further described in this section under their respective headings.

General.  Certain of the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Fund’s performance, risk levels, and/or market correlation.  There can be no assurance that any Manager will have success in achieving any goal related to such practices.  The Managers may be unable to, or may choose in their judgment, not to seek to achieve such goals.

The success of a Manager’s trading activities will depend on, among other things, the Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets.  Identification and exploitation of the investment strategies to be pursued by a Manager involves a high degree of uncertainty.  No assurance can be given that the Managers will be able to locate suitable investment opportunities in which to deploy all their capital.  A reduction in the volatility and pricing inefficiency of the markets in which a Manager may seek to invest, as well as other market factors, will reduce the scope for a Manager’s investment strategies.  Furthermore, certain investment strategies involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor.

Convertible Arbitrage.  This strategy entails the risk that the Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Fund’s hedged position.  Recent market events have caused hedge funds to sell large amounts of convertible securities, which has adversely affected the market price of convertible securities.

Merger or Event Driven Arbitrages.  The Portfolio Funds may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.”  The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that the Managers will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action.  There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Portfolio Funds may be required to sell their investment at a loss.  As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Portfolio Funds may invest, there is potential risk of loss by the Portfolio Funds of their entire investment in such companies.  In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges.  Accordingly, the Portfolio Funds’ ability to respond to market movements may be impaired and consequently the Portfolio Funds may experience adverse price movements upon liquidation of their investments, which may in turn adversely affect the Portfolio Funds.  Settlement of transactions may be subject to delay and administrative uncertainties.  An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Managers of such companies and may, at times, require active participation by the Portfolio Funds (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies.  Such involvement may restrict the Portfolio Funds’ ability to trade in the securities of such companies.  It may also prevent the Portfolio Funds from focusing on matters relating to other existing investments or potential future investments of the Portfolio Funds.  In addition, as a result of their activities, the Portfolio Funds may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Portfolio Funds have an interest.  It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Portfolio Funds, and thus may be obligated at times to act in a manner that is adverse to the Fund’s interests.  The occurrence of any of the above events may have a material adverse effect on the performance of the Fund and consequently on the returns to Shareholders.

Fixed Income Arbitrage.  Fixed income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments. To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Volatility Arbitrage Strategies.  The success of volatility arbitrage strategies depends on the ability of the Managers to accurately assess the relative value of a security in relation to its historical trading range.  However, even if the Managers make an accurate assessment of a security’s historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security.  The simultaneous failure of volatility arbitrage strategies among a number of securities may result in significant losses to the Portfolio Funds.

Statistical Arbitrage Strategies.  The success of statistical arbitrage is heavily dependent on the mathematical models used by the Managers in seeking to exploit short-term and long-term relationships among stock prices and volatility.  Models that have been formulated on the basis of past market data may not be predictive of future price movements.  The Managers may select models that are not well-suited to prevailing market conditions.  Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.  In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Overlay (GTAA).  The success of a GTAA strategy depends, in part, on the Managers’ ability to accurately analyze the correlation between various global equity, bond and currency markets.  If the Manager’s correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the anticipated risk level of market exposure for the GTAA strategy.

Short-Selling.   Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Portfolio Funds in connection with a short-sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ‘‘short squeeze’’ can occur, and the Portfolio Funds may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

Special Situations.  In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, take considerable time or result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, the Portfolio Fund may be required to sell its investment at a loss.  Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Portfolio Fund may invest, there is a potential risk of loss by the Portfolio Fund of its entire investment in such companies.

General Market Risks

Market Risk.  Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable.  From time to time, multiple markets could move together against the Fund’s investments, which could result in significant losses.  Such movement would have a material adverse effect on the performance of the Fund and returns to Shareholders. The Advisor has no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities.  Economic and market conditions of this nature could result in significant losses for the Fund, which would have a material adverse effect on the performance of the Fund and returns to Shareholders.

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis initially occurring during 2007 and 2008.  Such investments include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007 and in 2008.  General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Additionally, the federal rescue of the Federal Home Loan Mortgage Corporation (“FHLMC”), commonly referred to as “Freddie Mac,” the Federal National Mortgage Association (“FNMA”), commonly referred to as “Fannie Mae,” and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and disruption and thus further increase the illiquidity of any investments in issuers that are thinly capitalized.

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.  The Advisor will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

The current financial market situation, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets (and in particular the housing and mortgage markets) and may cause further economic uncertainties in the United States and worldwide.  It is difficult to predict how long the financial markets will continue to be affected by these events and the Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.  Given the risks described above, an investment in the Shares may not be appropriate for all prospective investors.  Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Fund.

The prices of the Portfolio Funds’ investments, and therefore the NAV of the Fund, can be highly volatile.  Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Fund also is subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financing or refinancing.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Portfolio Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Portfolio Funds do invest, including securities owned by the Portfolio Funds.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt to finance their operations.  These developments may increase the volatility of the value of securities owned by the Fund.  These developments also may make it more difficult for the Fund to accurately value their securities or to sell their securities on a timely basis.  These developments could adversely affect the ability of the Portfolio Funds to borrow for investment purposes, if they chose to do so, and increase the cost of such borrowings, which would reduce returns to Shareholders.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Portfolio Funds to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Portfolio Funds and adversely affect the NAV of the Fund’s Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Portfolio Funds’ portfolio.

Portfolio Turnover

The Portfolio Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations.  The Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates. The turnover rate of the Fund for the fiscal year ended March 31, 2015 was 43.62%.

 Limits of Risk Disclosure

The above discussion relates to various risks associated with the Fund and the Portfolio Funds and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective investors should read this entire Prospectus and the Agreement and Declaration of Trust and should consult with their own advisors before deciding whether to invest in the Fund.  In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

MANAGEMENT OF THE FUNDS

Board of Trustees

The Fund’s Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

Advisor

Morgan Creek Capital Management, LLC  is the investment advisor for the Fund.  The Advisor, located at 301 West Barbee Chapel Road, Chapel Hill, North Carolina 27517, is a North Carolina limited liability company.  As of May 31, 2015, the Advisor’s assets under management were approximately $3.8 billion.

Advisory Agreement

The Fund is a party to an Advisory Agreement with the Advisor (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Advisor provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund; buys, retains and sells the Fund’s portfolio investments; select brokers or dealers to execute transactions; provides investment research; maintains or causes to be maintained all required books, records, and reports and other information required for the proper operation of the Fund; and furnishes all other services required in connection with management of the Fund.

The Advisory Agreement provides that the Fund will pay a monthly management fee in arrears calculated at an annual rate equal to 1.00% of the net assets of the Fund as of the last day of each month.  The basis for the Board of Trustees approval of the Advisory Agreement is available in the Fund’s Annual Report for the fiscal year ending March 31, 2015.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35%, excluding amortization of acquired fund fees and expenses of the Fund’s average net assets until July 31, 2025.  Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of the Fund’s expenses  other than (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses).

If within three years following a waiver or reimbursement, the operating expenses of the Fund that previously received a waiver or reimbursement from the Advisor is less than the expense limit for the Fund, the Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement.

Portfolio Manager

The personnel of the Advisor principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Advisor and its personnel maintain relationships with a large number of managers. The Advisor believes that, as a result of these contacts, the Fund should have access to a large number of Portfolio Funds from which to select.

The personnel of the Advisor who has primary responsibility for management of the Fund is:

Mark W. Yusko. Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004.  Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office.  He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

PERFORMANCE OF THE FUND
 (unaudited)

The following information is intended to help you understand the risks of investing in the Fund. The information illustrates the changes in the performance of the Fund’s shares from inception and compares the performance of the Fund’s shares to the performance of a securities market index over various periods of time. Past performance is not an indication of future performance.

Please visit www.morgancreekfunds.com for updated return information.

Morgan Creek Global Equity Long/Short Institutional Fund(1)
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year(3)
2015	-0.64%	3.24%	2.86%	-0.09%	3.30%								8.90%
2014(2)	-0.11%	4.76%	-1.41%	-3.68%	3.51%	2.75%	-2.37%	2.68%	0.30%	1.43%	3.02%	-0.40%	10.60%
2013	2.29%	-0.14%	1.52%	0.36%	2.16%	-0.69%	1.42%	0.66%	4.87%	2.75%	4.17%	3.84%	25.64%
2012	2.42%	0.83%	0.91%	-0.25%	-1.92%	-0.29%	0.70%	1.07%	1.22%	-0.86%	0.57%	0.64%	5.07%
2011										3.30%(4)	-2.01%	-0.50%	0.72%

Returns	Fund	MSCI World (5)	Historical Data	Fund	MSCI World
Year-to-Date	8.90%	5.07%	Cumulative Return	60.13%	74.06%
Annualized Since Inception	13.70%	16.32%	Standard Deviation(6)	6.87%	11.23%
			Largest Drawdown(7)	-5.04%	-9.67%
			Drawdown – number of months(8)	2	2

1	Prior to July 1, 2014, the Fund operated as part of a master-feeder structure.
2	Performance results and calculations after the Fund’s most recent fiscal year are unaudited. The principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Fund, including the management fee, and reflect reinvestment of all distributions, the fee waiver and reimbursements, if applicable. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown.
3	Cumulative return. Returns are net of all expenses of the Fund, including the management fee, and reflect reinvestment of all distributions, if applicable.
4	Inception date for the Fund is October 3, 2011.
5	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2015, the index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Broad-based securities indexes such as the MSCI World Index are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. It is not possible to invest directly in the MSCI World Index.
6	Measurement of the investment’s volatility.
7	The peak to trough decline of an investment.
8	Number of months of a peak to trough decline of an investment.

DISTRIBUTION ARRANGEMENTS

The Fund is offering Shares at an offering price equal to its then current NAV.   The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Town Hall Capital, LLC (the “Distributor”), an affiliate of the Advisor, to provide for distribution of the Shares on a reasonable best efforts basis, subject to various conditions.  The principal office of the Distributor is located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517. The Distributor has entered into selling agreements with Selling Agents that have agreed to participate in the distribution of the Shares.

Generally, the minimum required initial investment by each investor is $50,000, and the minimum subsequent investment is $25,000.  The Fund, in its sole discretion, may accept investments below these minimums.  A Selling Agent may establish higher minimum investment requirements than the Fund. It is the obligation of the Selling Agents to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Fund, acting through the Distributor and the Administrator, will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.  The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Shares.  The Shares will not be listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for the Shares.  None of the Fund, the Advisor, the Distributor or the Selling Agents intends to make a market in the Shares. The Distributor has the exclusive right to distribute Shares through the Selling Agents.  The Distributor’s obligation is an agency or “best efforts” arrangement under which neither the Distributor nor any Selling Agent is required to purchase any Shares.

A Selling Agent may engage one or more Sub-Selling Agents.  Selling Agents and Sub-Selling Agents may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts.  Such a fee is not a sales charge or placement fee imposed by the Fund or a Selling Agent, and will be in addition to any fees charged or paid by the Fund.  The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund.

Sub-Selling Agents also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Selling Agent or any other service provider of the Fund. Any terms and conditions imposed by a Sub-Selling Agent, or operational limitations applicable to such party, may affect or limit a Shareholder’s ability to subscribe for Shares or tender Shares for repurchase, or otherwise transact business with the Fund. Investors should direct any questions regarding fees, terms and conditions applicable to their accounts, or relevant operational limitations to the Sub-Selling Agent.

The amounts of any such payments may vary among the Selling Agents.  The Advisor may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Shares. The Advisor or its affiliates also may pay from their resources additional compensation to the Selling Agents and/or Sub-Selling Agents in connection with placement of Shares or servicing of Shareholders (if such Selling Agent or Sub-Selling Agent serves as a Sub-Servicing Agent and enters into a servicing agreement with the Servicing Agent, as discussed below). As to each investor referred by a Selling Agent and/or Sub-Selling Agent, or serviced by a Sub-Servicing Agent, such additional compensation may range up to an annual rate of 1% of the value of the Shares.

In some instances, these arrangements could result in receipt by the Selling Agents and/or Sub-Selling Agents and their respective personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which may be available with regard to, or paid in connection with. their placement of shares or interests of a different investment fund. Any Shareholder or prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of the intermediaries to view the Fund more positively relative to other investment funds not making payments of this nature or making smaller such payments.

Selling Agents that are members of FINRA may not accept any compensation in connection with the Fund’s Shares that exceeds the underwriting compensation limit set by FINRA.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares of the Fund. State Street Bank and Trust Company (the “Agent”) acts as the agent for participants under the DRIP.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire or check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by State Street Bank and Trust Company, as dividend disbursing agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A shareholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

All correspondence concerning the DRIP should be directed to the Agent at One Lincoln Street, Boston, Massachusetts 02111.

ADMINISTRATION, ACCOUNTING, TRANSFER AGENT AND INVESTOR SERVICES AGREEMENTS

State Street Bank and Trust Company (the “Administrator”, “State Street” or “Custodian”), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, provides various administrative, accounting, transfer agency and investor services to the Fund. The Administrator is paid a monthly fee at the annual rate of approximately .57% of the NAV for these and other services it provides to the Fund.

CUSTODIAN

State Street Bank and Trust Company, a Massachusetts company incorporated under the laws of the Commonwealth of Massachusetts, serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Fund are not held by the Advisor or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.

FUND EXPENSES

The Fund pays all of its expenses other than those that the Advisor assumes, if any.  The expenses of the Fund  include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, including Portfolio Fund fees and expenses, and enforcing rights in respect of such investments; the management fee payable to the Advisor and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Trustees’ fees; directors’ and officers’ insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund, all costs and charges for equipment or services used in communicating information regarding any of the Fund’s transactions between either of the Advisor and the Custodian (or other agent engaged by the Fund); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings; expenses of corporate data processing and related services; Shareholder recordkeeping and Shareholder account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Trustees; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Shareholders of the Fund.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses below specified levels.  See “Management of the Fund – Advisory Agreement”.

The Advisor bears all of its expenses and its own costs incurred in providing investment management services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Funds.  In addition, the Advisor is responsible for the payment of the compensation and expenses of those Trustees and officers of the Fund affiliated with the Advisor, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Portfolio Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by the Fund.  In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally may pay performance-based fees or allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds.  These expenses, fees, and allocations are in addition to those incurred by the Fund itself.  As an investor in the Portfolio Funds, the Fund will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Shareholder’s capital account.

VOTING

Each Shareholder of the Fund will have the right to cast a number of votes based on the value of such Shareholder’s investment percentage in the Fund at any meeting of its Shareholders called by the (i) majority of the Board or (ii) Shareholders holding at least 51% of the total number of votes eligible to be cast by all Shareholders.  Shareholders will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of Trustees and the approval of the Advisory Agreement.  Notwithstanding their ability to exercise their voting privileges, Shareholders are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete the Fund’s subscription agreement (“Subscription Agreement”) and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Fund.

An investment in the Fund involves risks and it is possible that an investor may lose some or all of its investment.  In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs.  Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See “General Risks” and “Additional Risks.”  Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

The Subscription Agreement requires that an investor certify that it is an “accredited investor” as defined in Regulation D under the 1933 Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act.  An “accredited investor” includes, among other investors, an individual who has: (i) a net worth (or a joint net worth with that person’s spouse), immediately prior to the time of purchase, in excess of $1 million, excluding the value of the primary residence; or (ii) income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  A “qualified client” means an individual or company (other than an investment company) that has a net worth (or in the case of an individual a joint net worth with the individual’s spouse) of more than $1,500,000, or that meets certain other qualification requirements set forth in the Fund’s Subscription Agreement.  Other categories of “accredited investor,” “qualified client” or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement.  Additional requirements are set forth in the form of Subscription Agreement.  Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as “eligible investors.”

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Shares (or any portion thereof) except in accordance with the Agreement and Declaration of Trust.  Existing Shareholders who request to purchase additional Shares are required to qualify as eligible investors and to complete an additional Subscription Agreement prior to the additional purchase.

PURCHASING SHARES

The minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Advisor or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Advisor. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $50,000.

Shares will be offered for purchase at NAV as of the first Business Day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.  The Board may also suspend or terminate the sale of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash.  Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase.  A prospective investor must submit a completed Subscription Agreement before the acceptance date set by the Fund, and a Shareholder may subscribe for additional Shares by completing an additional subscription agreement.  The Fund reserves the right, in its sole discretion, to reject in whole or in part, any subscription to purchase Shares in the Fund at any time.  Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.  Cleared funds must be available in such account no later than five Business Days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors (the “Subscription Period”).  Subscriptions received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund will be held by an agent for the Fund.  Any interest earned in such instances will be credited to the Fund and not the investor.  During the Subscription Period for the initial closing, the Fund may use cleared funds for investments in Portfolio Funds.  During this period, all Shares will be issued at the same price.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund.  Any terms and conditions imposed by a Selling Agent, or operational limitations applicable to such party, may affect or limit a Shareholder’s ability to subscribe for Shares, or otherwise transact business with the Fund.  Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the Selling Agent.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem the Shares.  No public market for Shares exists, and none is likely to develop in the future.  Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases

The Fund may, from time to time, repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.  In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisor generally recommends to the Board that the Fund offer to repurchase Shares from Shareholders quarterly on the last Business Day of March, June, September and December.  However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

The Fund will require that each tendering Shareholder tender a minimum of $50,000 worth of Shares.

In determining whether to accept the Advisor’s recommendation to repurchase interests, the Board may consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s interests in underlying Portfolio Funds;

•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Advisor.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all Shareholders of the Fund.  The value of a Shareholder’s Shares that are being repurchased will be equal to their aggregate NAV as of the Valuation Date.  When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders, either in a mailing or through a publication of a summary advertisement in a newspaper, describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Shareholders deciding whether to tender Shares during the period that a tender offer is open may obtain the estimated aggregate NAV of their Shares by contacting the Administrator during the period at the contact number provided in the Shareholder’s repurchase materials.

Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from its Shareholders.  The Fund does not impose any charges in connection with repurchases of Shares.

In the event that the Fund makes a redemption in-kind, only securities listed on a national securities exchange may be used to satisfy an in-kind distribution and such securities will be valued as of their closing price as quoted by the exchange on which such securities are listed on the day of the redemption.   Shareholders may incur tax liability and will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. Shareholders may be unable to liquidate such securities in a timely manner and may receive a lower price upon liquidation of such securities than the value at which such securities were distributed to Shareholders by the Fund.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	If the Board elects to offer to repurchase Shares in the Fund, the Fund will send each Shareholder a tender offer or publish a summary advertisement in a newspaper that explains the terms and conditions of the tender offer. This tender offer will be sent to Shareholders or published at least 20 Business Days prior to the date on which the Shareholder must notify the Fund that the Shareholder has elected to tender Shares to the Fund.

•	A Shareholder choosing to tender Shares for repurchase must do so within the Notice Date Period, which generally will be between 115 to 95 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December. Shares or portions of them will be valued as of the Valuation Date. This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 7 and September 27.

•	Promptly after the Notice Date Period, the Fund will issue to each Shareholder whose Shares (or portion of them) have been accepted for repurchase a repurchase instrument (the “Repurchase Instrument”), which will be held by an agent of the Fund, entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date (the “Payment Amount”), of the repurchased Shares.

•	The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. A Shareholder who receives a Repurchase Instrument (the “Payee”) shall retain all rights, with respect to tendered Shares, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Shareholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund’s Agreement and Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the repurchased Shares until the Valuation Date. If the Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence.

•	The initial payment (the “Initial Payment”) with respect to the Repurchase Instrument will be made in an amount equal to a certain amount of the estimated value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) approximately the 35th day after the Valuation Date, or (2) in the sole discretion of the Board of the Fund, if the Fund had requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Shares, within ten Business Days after the Fund has received at least 90% of the aggregate amount so requested to be withdrawn by the Fund from the Portfolio Funds.

•	The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. The Advisor anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•	Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from Portfolio Funds of securities listed on a national securities exchange that the Fund cannot liquidate itself prior to making the distribution.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

In the event that the Advisor or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any tender offer made by the Fund.

A Shareholder tendering only a portion of its Shares for repurchase will be required to continue to hold Shares with a value of at least $25,000 (or any lower amount equal to the Shareholder’s initial subscription amount) after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the value of its Shares in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the value of the Shareholder’s Shares is above the minimum or to repurchase all of the Shareholder’s Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Advisor would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds.

The Agreement and Declaration of Trust grants the Board the authority to repurchase the Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, under certain circumstances and consistent with the federal securities laws.

Transfers of Shares

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including, without limitation, through any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of a Share (such as a right to distributions), to any person (collectively a “Transfer” and each a “Transferee”), except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of such Shareholder or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.  No Transfer will be permitted unless the Board of the Fund concludes that such Transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation for U.S. federal income tax purposes.  Any Transfer made or purported to be made that is in violation of the Fund’s Agreement and Declaration of Trust shall be void and of no effect.  To the extent any Shareholder, Transferee or successor Shareholder is purported to have transferred any economic interest in the Fund in violation of such Fund’s Agreement and Declaration of Trust, such Fund shall not recognize such action and the Board may terminate all or any part of the Share of such Shareholder, Transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion and the Shareholder, Transferee or successor Shareholder will forfeit all or such portion of its capital account in connection with such termination as determined by the Advisor in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Shareholder may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of the Shareholder or a Transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board’s sole and absolute discretion.

The Board has delegated its decision making authority on Transfers to officers of the Fund and the Advisor. However, such delegation is subject to revocation by the Board at any time.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund calculates its NAV as of the last Business Day of each calendar month as noted below, and at such other times as the Board, upon advice from the Advisor, may determine, including in connection with repurchases of Shares.

In determining its NAV, the Fund’s assets and liabilities are valued generally as of the last Business Day of each month as follows: (i) within 60 days after the last Business Day of each quarter for purposes of audited year-end financial statements, unaudited semi-annual reports and quarterly filings on Form N-Q, (ii) within 30 days after the last Business Day of each quarter for purposes of processing subscriptions and redemptions and calculating management fees, and (iii) at such other times as subscriptions and redemptions may be approved by the Fund.  See “Additional Risks – Risks Related to Portfolio Funds – Portfolio Valuation.”

The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Valuation Committee of the Adviser oversees the valuation of the Fund’s investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board has approved for purposes of determining the value of securities held by the Fund, including, if applicable, the fair value of the Fund’s investments in Portfolio Funds.  The valuation of the Fund’s investments in Portfolio Funds is ordinarily calculated by State Street Bank and Trust Company in its capacity as the Fund’s independent administrator, in consultation with the Advisor. The valuation procedures of the Portfolio Funds in which the Fund invests are reviewed by the Advisor.  The Fund’s investments are ordinarily based upon valuations provided to it by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds.  As a general principle, the fair valuation of an asset should reflect the amount that the Valuation Committee determines the Fund might reasonably expect to receive for the asset from the current sale of that asset in an arm’s-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any unrelated business taxable income (“UBTI”) to the Plan. See “Certain Tax Considerations.”

THE FUND’S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISOR OR ANY OF ITS AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

CERTAIN TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not U.S. persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are encouraged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund qualifies as a RIC under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2 % of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that a substantial portion, and possibly all of its gains from the Portfolio Funds will be treated as ordinary income.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. Distributions of the Fund’s income derived from the Portfolio Funds as well as gains from the disposition of the Portfolio Funds with respect to which the Fund has made a “mark-to-market” election will be taxable to Shareholders at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund.  It is expected that a substantial portion, and possibly all, of the Fund’s distributions will be treated as ordinary income to its Shareholders.

The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a “qualified electing fund” election as described in more detail below.  Such distributions will generally be taxable to Shareholders as long-term capital gain regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund.  A Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions that he or she receives from the Fund, regardless of how long the Shareholder has held shares in the Fund.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of “qualified dividend income” from the Portfolio Funds, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See “Certain Tax Considerations – Distributions to Shareholders.”

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S federal withholding tax at such lower rate as prescribed by applicable tax treaty, on distributions of the Fund’s income derived from the Portfolio Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-U.S. status.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis in the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Investments in Passive Foreign Investment Companies

The Fund may purchase interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”). The Fund elects to either “mark-to-market” the shares that it holds in PFICs at the end of each taxable year or make a “qualified electing fund” election (a “QEF election”) with respect to such shares.

The Fund expects to make the “mark-to-market” election with respect to most of the Portfolio Funds.  If the Fund makes such an election with respect to a PFIC, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be deferred until the disposition of the shares of the PFIC , at which point the loss will be treated as a capital loss. Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to eight years following the taxable year in which the loss was recognized. However, the Fund does not expect to generate significant capital gains from its investments.

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a QEF election with respect to the shares of a PFIC in which it owns shares.  If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund.  Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC.  The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election.  Such gain or loss will be treated as long-term capital gain or loss if the Fund’s holding period in the PFIC  shares is greater than one year at the time of the sale, exchange or other disposition.  In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC’s net ordinary earnings and net long-term capital gain.  The Fund may not be able to obtain such information from any Portfolio Fund.  Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

By making the mark-to-market election or the QEF election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Fund may need to borrow money or dispose of its interests in the Portfolio Funds in order to make the required distributions.

If the Fund does not make the “mark-to-market” election or the QEF election, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its Shareholders.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.  After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Shareholders are generally taxable in their state of residence on their share of the Fund’s income.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service (the “IRS”) in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the operations of the Fund, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund.  Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with its overall investment plans.

PRIVACY POLICY OF THE FUND

The Fund is committed to maintaining the privacy of its current and former Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, Selling Agents, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) your visits to the Fund’s or its affiliates’ web sites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former Shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates or Selling Agents to service your account or to provide you with information about other products or services of the Advisor that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former Shareholders to those employees of the Advisor with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former Shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing the Shares) should be directed to:

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517
(919) 933-4004